UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 15, 2007


                        GRANITE CONSTRUCTION INCORPORATED
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

               Delaware                   1-12911                 77-0239383
    (State or other jurisdiction of      (Commission            (IRS Employer
            incorporation)               File Number)        Identification No.)
--------------------------------------------------------------------------------

                              585 West Beach Street
                          Watsonville, California 95076
               (Address of principal executive offices) (Zip Code)
--------------------------------------------------------------------------------

                           (831) 724-1011 Registrant's
                      telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

         Reference is made to the press release issued by Granite Construction Incorporated (the "Registrant") on November 15, 2007 and filed as Exhibit 99.1 to this report, which is incorporated by reference in response to this item.



Item 9.01.  Financial Statements and Exhibits

(d) Exhibits. The following exhibits are attached hereto and furnished herewith:

Exhibit
Number         Exhibit Title
------         -------------

99.1           Press Release of the Registrant, issued November 15, 2007


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GRANITE CONSTRUCTION INCORPORATED



Date: November 15, 2007                       By:    /s/ William E. Barton
                                                  ------------------------
                                                    William E. Barton
                                                    Senior Vice President and
                                                    Chief Financial Officer


                                       2